Accounts and Notes Receivables, Net - Schedule of Accounts and Notes Receivables (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2024 CNY (¥)	Jun. 30, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Schedule of Accounts and Notes Receivables [Abstract]
Notes receivable			¥ 242		¥ 505
Accounts receivable	¥ 45,619		60,668		80,845
Less: allowance for doubtful accounts	(30,416)		(32,019)		(31,381)
Accounts receivable, net	¥ 16,312	$ 2,245	¥ 28,891	$ 4,069	¥ 49,969